Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERICAN STRATEGIC INVESTMENT CO. UPDATES DATE

FOR FOURTH QUARTER AND FULL YEAR 2025 RESULTS

NEW YORK –March 25, 2026 - American Strategic Investment Co. (NYSE: NYC) (“ASIC” or the “Company”) announced today it has rescheduled the date of its previously announced earnings release and call. The Company expects to release its financial results for the fourth quarter and year ended December 31, 2025, on Tuesday, April 14, 2026.

The change of date for the release of fourth quarter and full year 2025 financial results and the related webcast is intended to allow additional time to complete customary year-end financial reporting and internal review processes, including finalization of the Company’s Annual Report on Form 10-K. The Company and its recently appointed independent registered public accounting firm are working diligently to complete the necessary procedures.

About the Company

American Strategic Investment Co. (NYSE: NYC) owns a portfolio of commercial real estate located within the five boroughs of New York City. Additional information about ASIC can be found on its website at www.americanstrategicinvestment.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements, including, without limitation, statements regarding the Company’s ability to return to compliance with the New York Stock Exchange’s (“NYSE”) continued listing standards. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflicts between Russia and Ukraine, Israel and Hamas and the U.S. and Israel against Iran, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (d) inflationary conditions and higher interest rate environment, (e) econo9mic uncertainties about the ultimate impact of tariffs imposed by, or imposed on, the United States and its trading relationships, (f) that any potential future acquisition or disposition is subject to market conditions and capital availability and may not be identified or be completed on favorable terms, or at all, and (g) that we may not be able to regain compliance with NYSE’s continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and shareholders' ability to sell the Company's common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and all of its other filings with the United States Securities and Exchange Commission, including but not limited to Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Contacts:

Investor Relations

info@ar-global.com